Exhibit 99.54

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 November, 1998
           Series 1998-17, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                7.294554
                                                      ------------------------
       Weighted average maturity                                       356.16
                                                      ------------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
       1.
                                 Principal
             Principal Per    Prepayments Per   Interest Per
      Class   Certificate       Certificate      Certificate   Payout Rate
      -----   -----------       -----------      -----------   -----------
       R     $ 1000.00000000  $  910.80000000  $ 5.60000000   %  6.72000000
       PO    $    1.05761808  $    0.18070892  $ 0.00000000   %  0.00000000
       A1    $   10.35238073  $    9.42845847  $ 5.62499996   %  6.74999996
       A2    $    0.00000000  $    0.00000000  $ 5.62500068   %  6.75000081
       A3    $    0.78883486  $    0.71843342  $ 5.62499999   %  6.74999999
       A4    $   17.08616822  $   15.56127368  $ 5.62500000   %  6.75000000
       A5    $    0.00000000  $    0.00000000  $ 5.62500010   %  6.75000011
       A6    $   12.08289129  $   11.00452567  $ 5.62500000   %  6.75000000
       A7    $    0.00000000  $    0.00000000  $ 5.62500000   %  6.75000000
       A9    $   12.08289134  $   11.00452566  $ 5.41666678   %  6.50000014
       A8    $    0.00000000  $    0.00000000  $ 0.20833349   %  0.25000019
       A10   $    0.00000000  $    0.00000000  $ 5.31835805   %  6.38202966
       A11   $    0.00000000  $    0.00000000  $ 6.54492546   %  7.85391055
       A12   $    0.00000000  $    0.00000000  $ 5.62500000   %  6.75000000
       A13   $    0.00000000  $    0.00000000  $ 5.62500000   %  6.75000000
       RL    $ 1000.00000000  $  910.80000000  $ 5.60000000   %  6.72000000
       M     $    0.78883495  $    0.00000000  $ 5.62500000   %  6.75000000
       B1    $    0.78883495  $    0.00000000  $ 5.62500000   %  6.75000000
       B2    $    0.78883480  $    0.00000000  $ 5.62500192   %  6.75000230
       B3    $    0.78883584  $    0.00000000  $ 5.62500147   %  6.75000177
       B4    $    0.78883706  $    0.00000000  $ 5.62500319   %  6.75000383
       B5    $    0.78883423  $    0.00000000  $ 5.62500056   %  6.75000067

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $         N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            42,824.00
                                                               -----------------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       517,447,591.08
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:               1,553
                                                              -----------------
       3.
      Beginning Aggregate Class  Ending Aggregate         Ending
        Certificate Principal   Class Certificate   Single Certificate
Class          Balance          Principal Balance        Balance         Cusip
-----          -------          -----------------        -------         -----
R     $                100.00  $              0.00  $            0.00  36157RTM7
PO    $            989,657.82  $        988,611.13  $          998.94  GEC9817PO
A1    $        100,646,422.00  $     99,604,491.92  $          989.65  36157RTA3
A2    $          7,371,000.00  $      7,371,000.00  $        1,000.00  36157RTB1
A3    $         50,001,961.00  $     49,962,517.71  $          999.21  36157RTC9
A4    $         50,256,000.00  $     49,397,317.53  $          982.91  36157RTD7
A5    $         32,689,411.00  $     32,689,411.00  $        1,000.00  36157RTE5
A6    $        179,940,409.00  $    177,766,208.60  $          987.92  36157RTF2
A7    $          9,672,000.00  $      9,672,000.00  $        1,000.00  36157RTG0
A9    $         25,249,997.00  $     24,944,904.03  $          987.92  36157RTJ4
A8    $         25,249,997.00  $     24,944,904.03  $          987.92  36157RTH8
A10   $         14,673,337.00  $     14,673,337.00  $        1,000.00  36157RTK1
A11   $          4,891,113.00  $      4,891,113.00  $        1,000.00  36157RTL9
A12   $         17,620,000.00  $     17,620,000.00  $        1,000.00  36157RUY9
A13   $          7,007,760.00  $      7,007,760.00  $        1,000.00  36157RUZ6
SUP   $        474,524,513.00  $    470,136,887.28  $          990.75  GE9817SUP
RL    $                100.00  $              0.00  $            0.00  36157RTN5
M     $          7,828,000.00  $      7,821,825.00  $          999.21  36157RTP0
B1    $          3,914,000.00  $      3,910,912.50  $          999.21  36157RTQ8
B2    $          2,609,000.00  $      2,606,941.93  $          999.21  36157RTR6
B3    $          3,393,000.00  $      3,390,323.48  $          999.21  36157RVA0
B4    $          1,565,000.00  $      1,563,765.47  $          999.21  36157RVB8
B5    $          1,566,387.40  $      1,565,151.73  $          999.21  36157RVC6

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number            16       Principal Balance      $    5,349,861.85
                              --------                             -------------
       2.   60-89 days
            Number            0        Principal Balance      $            0.00
                              --------                             -------------
       3.   90 days or more
            Number            0        Principal Balance      $            0.00
                              --------                             -------------
       4.   In Foreclosure
            Number            0        Principal Balance      $            0.00
                              --------                             -------------
       5.   Real Estate Owned
            Number            0        Principal Balance      $            0.00
                              --------                             -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

        7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                 A10             %               6.38202966
                 A11             %               7.85391055

E.     Other Information:

       1.   Special Hazard Loss Amount:                        $           0.00
                                                                  --------------

       2.   Bankruptcy Loss Amount:                            $           0.00
                                                                  --------------

       3.   Fraud Loss Amount:                                 $           0.00
                                                                  --------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                    -----------

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.